XZERES WIND TO PRESENT AT THE LD MICRO CONFERENCE ON DECEMBER 9, 2010

WILSONVILLE, OR, -- (Marketwire – 11/29/2010) - XZERES Wind Corp.  (OTCBB:  XWND - News)  designer, developer and producer of distributed generation, wind power systems for the small wind (2.5kW-100kW) market,  announced today that the Company’s Chairman, David N. Baker, will be presenting at the LD Micro Conference.  The conference will be held on Thursday, December 9, 2010 at The Luxe Hotel at 11461 Sunset Blvd, in Los Angeles.  XZERES is scheduled to present that day at 9:00 a.m.  PT.

For more information about XZERES Wind Corp. or any of its products, please visit www.xzeres.com

About XZERES Wind Corp.:

XZERES Wind Corp designs, develops, manufactures and markets distributed generation, wind power systems for the small wind (2.5kW-100kW) market. Our grid connected and off grid wind turbine systems, which consist of our 2.5kW and 10 kW devices and related equipment, are utilized for electrical power generation for applications and markets such as residential, micro-grid based rural electrification, agricultural, small business, rural electric utility systems, as well as other private, corporate infrastructure and government applications. Our wind power systems are focused on distributed energy, where a specific machine's energy output is largely or entirely used on-site where the equipment is installed, as well as grid connected applications. While many of our customers take advantage of their local net-metering rules within the United States and Feed In Tariffs that are often available in Europe and Internationally (to sell power back to the grid), our wind power systems are not dependent on transmission needs to carry the energy produced to another location. For more information please see the Company's web site at www.xzeres.com

Safe Harbor Statement:

This release contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended and such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. "Forward-looking statements" describe future expectations, plans, results, or strategies and are generally preceded by words such as "may," "future," "plan" or "planned," "will" or "should," "expect” or “expected," "anticipates," "draft," "eventually" or "projected." You are cautioned that such statements are subject to a multitude of risks and uncertainties that could cause future circumstances, events, or results to differ materially from those projected in the forward-looking statements, including the risks that actual results may differ materially from those projected in the forward-looking statements as a result of various factors, and other risks identified in filings made by the company with the Securities and Exchange Commission.

Statements about XZERES Wind Corp's expectations, including future revenues and earnings, and all other statements in this press release other than historical facts are "forward-looking statements" within the meaning of section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and as the term is defined in the Private Securities Litigation Reform Act of 1995. XZERES Wind Corp's actual results could differ materially from expected results. XZERES Wind Corp undertakes no obligation to update forward-looking statements to reflect subsequently occurring events or circumstances. Should events occur which materially affect any comments made within this press release; XZERES Wind Corp will appropriately inform the public.

Forward-Looking Statements

This press release includes statements that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Reform Act"). XZERES Wind Corp claims the protection of the safe-harbor for forward-looking statements contained in the Reform Act. These forward-looking statements are often characterized by the terms "may," "believes," "projects," "expects," or "anticipates," and do not reflect historical facts. Specific forward-looking statements contained in this press release include, but are not limited to: our successful development and deployment of ethanol production facility or facilities, impact of the company's expansion plan, and new business development success, future financial results, the impact of competitive products or pricing from technological changes, the effect of economic conditions and other uncertainties. The forward-looking statements contained herein involve risks and uncertainties that could cause actual results to differ materially from the expectations contained in any such forward-looking statements. These risks include, but are not limited to: failure to manage operating expenses or integrate new facilities and/or technologies, each of which could have a material impact on our business, our financial results, and the company's stock price. These risks and other factors are detailed in the Company's regular filings with the U.S. Securities and Exchange Commission. Most of these factors are difficult to predict accurately and are generally beyond the Company's control. Forward-looking statements speak only as to the date they are made and XZERES Wind Corp. does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.  XZERES has not previously provided guidance for quarterly revenues and may not do so in the future.